                    AMENDMENT TO LOAN AND SECURITY AGREEMENT
                    ----------------------------------------


  THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT made this 31st day of December, 1997, by and between OCAL, INC., a Delaware corporation, OCCIDENTAL COATING COMPANY, INC., a California corporation, OCAL, INCORPORATED, an Alabama corporation, OCAL DATA COMPANY, a California corporation, and OCAL TRANSPORT CO., a California corporation (jointly and severally, the "Borrower"), and SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association formerly known as SouthTrust Bank of Alabama, National Association, having its principal office in Birmingham, Alabama (the "Bank").


                                R E C I T A L S:
                                - - - - - - - -

  Ocal, Inc., an Alabama corporation, and Occidental Coating Company, a California Corporation, entered into a Loan and Security Agreement with Bank dated as of July 28, 1992, whereby Bank established in favor of Borrower a line of credit and a term note in the aggregate initial principal amount of $4,000,000. Said agreement, as amended by instruments dated July 1, 1994, December 8, 1994, June 27, 1995, and June 30, 1997 is herein referred to as the "Loan Agreement". Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement. The indebtedness referred to in the Loan Agreement is represented by a promissory note in the initial principal amount of $4,000,000, said note having been amended by instrument dated June 27, 1995, so that the maximum outstanding principal balance is now $6,500,000 (the "Note"). Borrower has requested that Bank convert the Loan from a demand facility to a committed facility and Bank has agreed to do so but only on the terms and conditions hereinafter set forth. Borrower and Bank desire to set forth their agreement with respect to these matters on the terms and conditions hereinafter set forth.

  NOW, THEREFORE, the Borrower and the Bank agree as follows:

  1. Section 1.30 of the Loan Agreement, containing the definition of Loan Value of Inventory is hereby amended to read in its entirety as follows:

     1.30. Loan Value of Inventory - an amount which is not more than 45% of Borrower's Inventory valued at the lesser of cost or current market value, which Inventory is, at any given time, (a) not damaged or defective in any way; (b) not sold or segregated for sale and reflected as an Account of Borrower; (c) not Consigned Inventory other than Perfected Consigned Inventory; (d) not located in a place other than at those locations listed in
  Section 5.10 of this Agreement which are within the states of Alabama, Florida, Georgia, California, Texas, and New Jersey; (e) not work-in-process inventory; (f) not Inventory evidenced by negotiable warehouse receipts or by non-negotiable warehouse receipts or documents of title which have not been issued in the name of the Bank; and (g) not Inventory deemed ineligible by Bank in its sole discretion; provided, however, the Loan Value of Inventory shall not at any time exceed the sum of $3,250,000, unless otherwise agreed in writing by Bank at any time in its sole discretion.

  2. The Loan Agreement is hereby amended by adding following definition as
Section 1.68:

     Commitment Period - shall mean that period during which Bank is obligated to make advances under the Line of Credit Loan hereunder, as provided in
  Section 2.1 hereof. The Commitment Period shall commence upon the date hereof and shall continue until July 31, 2000, unless sooner terminated according to the provisions hereof.

  3. Section 2.1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

     2.1.1. Subject to all terms set forth herein and only during the earlier to occur of expiration of the Commitment Period or occurrence of an Event of Default, Bank agrees, from time to time and on the terms hereinafter set forth, to loan to Borrower, when requested by Borrower, principal amounts aggregating up to the lesser of (i) $6,500,000 or (ii) the Aggregate Loan Values as determined by the Bank from the periodic reports submitted by Borrower to the Bank. Notwithstanding any other provision hereof, the Loan Value of Inventory shall not at any time exceed the sum of $3,250,000. Within the aforesaid limits, the Borrower may borrow, make payments, and reborrow under this Agreement, subject to the provisions hereof.

  4. Section 2.1.2 of the Loan Agreement is hereby amended to read in its entirety as follows:

     2.1.2. The obligation to repay the Loan shall be evidenced by a Note dated the date of this Agreement payable to the order of the Bank and maturing no later than the expiration of the Commitment Period, and amounts due under the Note and otherwise under this Agreement and under the Loan Documents shall be reflected in the Loan Account.

  5. Section 2.1.7 of the Loan Agreement is hereby amended to read in its entirety as follows:

     2.1.7. Notwithstanding the other provisions of this Agreement, the obligation of Bank to make the loans hereunder shall cease and all remaining principal, interest and other charges and fees due with respect to the Loans and the Notes shall be immediately due and payable by Borrower upon the earlier to occur of (i) expiration of the Commitment Period or (ii) the occurrence of an Event of Default.

  6. Section 2.3.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

     2.3.1. Whenever Borrower desires to borrow pursuant to this Agreement (other than a borrowing resulting from a conversion or continuation pursuant to Section 2.3.3 below), Borrower shall give Bank prior written or telephonic notice of such borrowing request (a "Notice of Borrowing"). Such Notice of Borrowing shall be given by Borrower no later than 12:00 Noon, Central Time, at the office of Bank designated by Bank from time to time (i) on the Business Day of the requested date of such borrowing in the case of Base Rate Advances, and (ii) at least two Business Days prior to the requested date of such borrowing in the case of LIBOR Rate Advances. Notices received after 12:00 Noon shall be deemed received on the next Business Day. All Loans made on the date of initial funding of the Loan shall be made as Base Rate Advances and thereafter may be made, continued as or converted into Base Rate Advances or LIBOR Rate Advances. Each Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the borrowing (which in the case of each LIBOR Rate Advance, shall be in minimum advances of at least $1,000,000 each and integral multiples of $500,000 in excess of $1,000,000), (ii) the date of borrowing (which shall be a Business Day), and
  (iii) whether the borrowing is to consist of Base Rate Advances, or LIBOR Rate Advances and the amount of each such Advance. Without limiting Bank's right to cease making any Advances when a default or Event of Default exists, it is expressly understood that Borrower may not request any LIBOR Rate Advances if the period would extend beyond expiration of the Commitment Period or if a default or Event of Default exists. All amounts outstanding with respect to which there has been no request by Borrower and approval by Bank of a LIBOR Rate Advance shall be deemed Base Rate Advances. The requirement of written notice of borrowings under this Section shall benefit Bank only and Bank may waive said requirement in one or more instances without waiving its rights to insist on strict compliance with this Section at any time thereafter.

  7. Section 2.3.4 of the Loan Agreement is hereby amended to read in its entirety as follows:

     2.3.4. In no event shall the number of LIBOR Rate Advances outstanding at any time exceed four (4) nor shall the aggregate principal balance of all outstanding LIBOR Rate Advances exceed $6,500,000, nor shall Borrower be entitled to request the making of a LIBOR Rate Advance after expiration of the Commitment Period or if the interest period selected would extend beyond expiration of the Commitment Period or during such time as an Event of Default has occurred and is continuing.

  8. Section 2.15 of the Loan Agreement is hereby amended to read in its entirety as follows:

     2.15. LIMITATIONS. Notwithstanding any provision in this Agreement, the Bank may, in its sole discretion, at any time, but only upon one hundred and eighty (180) days advance written notice to Borrower, limit the amount of the Loan advanced to the Borrower to an amount less than the Aggregate Loan Values. THE LOAN SHALL, NOTWITHSTANDING ANY COURSE OF DEALING OR CONDUCT ON THE PART OF THE PARTIES HERETO, OR ANY OTHER COVENANTS OR UNDERTAKINGS OF THE PARTIES HEREUNDER, BE FULLY DUE AND PAYABLE WITHOUT FURTHER NOTICE OR DEMAND FROM BANK UPON THE EXPIRATION OF THE COMMITMENT PERIOD. TIME IS OF THE ESSENCE OF THIS AGREEMENT.

  9. Section 8.2 of the Loan Agreement is hereby amended to read in its entirety as follows:

     8.2. SALE OF INVENTORY. Until the occurrence of an Event of Default hereunder, Borrower may use and dispose of the Inventory in the ordinary course of business where such is not inconsistent with this Agreement, provided that the ordinary course of business does not include a transfer in partial or total satisfaction of Debt nor a transfer (other than a sale on terms and conditions which would apply if disinterested parties were involved) to an Affiliate of Borrower.

  10. Section 12.13 of the Agreement is hereby deleted in its entirety.

  11. Contemporaneously herewith, Borrower is executing in favor of Bank a renewal note representing the Loan in the aggregate principal amount of $6,500,000. Upon execution and delivery of said Note, said Note shall constitute the Note under the Loan Agreement and shall be fully secured by said agreement and shall be entitled to the benefits enumerated therein and in the Loan Documents.

  12. Borrower represents and affirms that no default or Event of Default exists with respect to the indebtedness referred to herein or will exist as a result of the amendments set forth herein, and Borrower further represents that no fact or circumstance presently exists, or will exist as a result of the amendments set forth herein, which could, with notice, or lapse of time, or otherwise, result in the occurrence of a default or Event of Default under the Loan Agreement or any related financing document. Borrower further represents and warrants that all representations and warranties of Borrower herein, in the Loan Agreement, and in the Loan Documents are true and correct as of the date hereof the same as if repeated on this date.

  13. Borrower represents and warrants to the Bank that it has no defenses, setoffs, rights of recoupment, counterclaims or claims of any nature whatsoever in respect to the Loan Documents or the obligations due thereunder or secured thereby, and to the extent any such defenses, setoffs, rights of recoupment, counterclaims or claims may exist, the same are hereby expressly waived, released and discharged.

  14. Except as herein amended, the Loan Agreement shall remain in full force and effect, and the Loan Agreement, as so amended, and each of the Loan Documents are hereby ratified and affirmed in all respects.

  15. Borrower, and the officers of Borrower executing this agreement, jointly and severally, represent and warrant to the Bank that the Borrower has full power and authority to enter into this Agreement, that the execution and delivery of this Agreement has been authorized by all requisite corporate action, and that this Agreement constitutes the valid and legally binding obligation of the Borrower enforceable against Borrower in accordance with its terms.

  16. Borrower agrees to pay to the Bank all expenses, including attorney's fees, incurred by the Bank in connection with the negotiation and preparation of this Amendment and the documents contemplated hereby.

  17. This Agreement may be executed in two or more counterparts, each of which when executed and delivered shall constitute an original, but all such counterparts together shall be deemed to be one and the same instrument.

  IN WITNESS WHEREOF, each of the parties hereto has caused this agreement of amendment to be executed by its duly authorized officer as of year and date first above written.

                              BORROWER:
                              _________

                              OCAL, INC.
                              (a Delaware corporation)


                          By:  /s/Ilan Bender
                              __________________
                          Its: PRESIDENT AND CEO
                               _________________

Attest:

 /s/Lida R. Frankel
___________________
 Its: SECRETARY
      _____________

                              OCCIDENTAL COATING COMPANY, INC.
                              (a California corporation)


                          By:  /s/Ilan Bender
                              __________________
                          Its: PRESIDENT AND CEO
                               _________________

Attest:

 /s/Lida R. Frankel
___________________
 Its: SECRETARY
      _____________

                              OCAL, INCORPORATED
                              (an Alabama corporation)


                          By:  /s/Ilan Bender
                              __________________
                          Its: PRESIDENT AND CEO
                               _________________

Attest:

 /s/Lida R. Frankel
___________________
 Its: SECRETARY
      _____________

                              OCAL DATA COMPANY
                              (a California corporation)


                          By:  /s/Ilan Bender
                              __________________
                          Its: PRESIDENT AND CEO
                               _________________

Attest:

 /s/Lida R. Frankel
___________________
 Its: SECRETARY
      _____________

                              OCAL TRANSPORT COMPANY
                              (a California corporation)


                          By:  /s/Ilan Bender
                              __________________
                          Its: PRESIDENT AND CEO
                               _________________

Attest:

 /s/Lida R. Frankel
___________________
 Its: SECRETARY
      _____________


                              BANK:
                              _____

                              SOUTHTRUST BANK,
                              NATIONAL ASSOCIATION

                          By:  /s/Shane McBride
                              _________________________
                          Its: ASSISTANT VICE PRESIDENT
                               ________________________

                                PROMISSORY NOTE
                                _______________
$6,500,000.00                                              Birmingham, Alabama
                                                             December 31, 1997



  FOR VALUE RECEIVED, the undersigned, OCAL, INC., a Delaware corporation, OCCIDENTAL COATING COMPANY, INC., a California corporation, OCAL, INCORPORATED, an Alabama corporation, OCAL DATA COMPANY, a California corporation, and OCAL TRANSPORT CO., a California corporation, (hereinafter collectively referred to as the "Borrower"), jointly and severally promise to pay to the order of SouthTrust Bank, National Association, (the "Bank") at the main office of the Bank in Birmingham, Alabama, or at such other place as the holder of this note may from time to time designate in writing, the principal sum of Six Million, Five Hundred Thousand and No/100 Dollars ($6,500,000.00), or so much thereof as may have been advanced to Borrower from time to time and not repaid by the Borrower pursuant to the terms hereof, together with interest on the unpaid principal amount of such advances at a per annum rate equal to one percent (1%) in excess of the Base Rate of the Bank as in effect from time to time so long as the principal amount, or any part thereof, is outstanding, or at such lesser or greater rate as may be provided by the terms of that certain Loan and Security Agreement between Borrower and Bank dated as of July 28, 1992, as amended (the "Loan Agreement"). In addition, portions of the indebtedness represented shall bear interest at the Adjusted LIBOR Rate plus the applicable LIBOR Margin as provided for in the Loan Agreement. The principal amount of such advances shall bear interest from the date of each such advance.

  Interest provided for herein shall be due and payable monthly commencing on the first day of January, 1998, and continuing on the same day of each month thereafter through and until such time as there remains no unpaid principal balance on the amounts advanced to the Borrower hereunder or under the Loan Agreement. The applicable interest rate shall be determined by the Bank and shall, in the case of Base Rate Advances, change from time to time as and when the Base Rate of the Bank changes until the principal amount is paid in full.

Principal and interest shall be payable in lawful money of the United States of America. Time is of the essence with respect to the amounts due hereunder. Interest on the principal amount shall be calculated on the basis of a 360 day year by multiplying the principal amount by the per annum rate set forth above, multiplying the product thereof by the actual number of days elapsed, and dividing the product so obtained by 360. The term "Base Rate" means the rate of interest designated by the Bank periodically as its Base Rate. The Base Rate is not necessarily the lowest rate charged by the Bank.

  During the Commitment Period, (as defined in the Loan Agreement), the Borrower may borrow, repay and reborrow the principal sum of this Note, all in accordance with the terms of the Loan Agreement but only in such amounts and to the extent therein provided. On July 31, 2000, or such earlier date as may be provided in the Loan Agreement, (the "Maturity Date"), this note shall mature and all principal, interest, and other fees and charges due with respect hereto, if not previously paid, shall be immediately due and payable.

  Borrower shall have the right at any time to prepay this Note at such time and in such manner as is provided in the Loan Agreement. This note is secured by and entitled to the benefits of the security set forth and/or referred to in said Loan Agreement.

The principal sum evidenced by this Note, together with accrued but unpaid interest, shall be due and payable on the Maturity Date, but in any event at the option of Bank upon the occurrence of (1) any failure by Borrower to pay as and when due any installment of principal or interest due hereunder; (2) any default or Event of Default under the Loan Agreement or any other default or failure by Borrower to observe any covenant, condition or agreement under the terms of this Note, the Loan Agreement, any of the Loan Documents (as defined in the Loan Agreement) or any other security documents heretofore or hereafter executed by Borrower to secure this Note; (3) the expiration of the Commitment Period (as defined in the Loan Agreement); (4) the filing by Borrower or any Guarantor of a voluntary petition in bankruptcy, the adjudication of Borrower or any Guarantor as a bankrupt or insolvent, the filing by Borrower or any Guarantor of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or Borrower's or any Guarantor's seeking or consenting to or acquiescence in the appointment of any trustee, receiver or liquidator or the making of any general assignment for the benefit of creditors or its admission in writing of its inability to pay its or his debts generally as they become due; (5) the entry by a court of competent jurisdiction of an order, judgment, or decree approving a petition filed against Borrower or any Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency, or other relief for debtors, which order, judgment or decree remains unvacated and unstayed for thirty (30) consecutive days from the date of entry thereof, or the appointment of any trustee, receiver or liquidator of Borrower or any Guarantor or of a substantial part of its or his property or of any or all of the rents, revenues, issues, earnings, profits or income thereof; (6) the death of any Guarantor; (7) the occurrence of any material adverse change in the financial condition or prospects of Borrower or any Guarantor.

  Upon any Event of Default (as defined in the Loan Agreement), Borrower agrees to pay interest to the Bank (or any holder) at the annual rate of four percent (4%) above the Base Rate as said Base Rate shall change from time to time on the aggregate indebtedness represented by this note, including interest earned to maturity, from maturity, whether or not resulting from acceleration, until such aggregate indebtedness is paid in full. The Bank (or any holder) shall be entitled to recover all expenses of collecting this note, including, without limitation, costs of court and reasonable attorney's fees.

  The acceptance by the Bank of any payment or payments due hereunder, or any part of such payment, after any default shall not constitute a waiver of such default by the Bank.

  With respect to the amounts due under this note, the Borrower waives the following:

  1. All rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or any state thereof;

  2. Demand, presentment, protest, notice of dishonor, notice of non-payment, suit against any party, diligence in collection, and all other requirements necessary to charge or hold the undersigned liable on any obligations hereunder; and

  3. Any further receipt for or acknowledgment of any collateral now or hereafter deposited as security for the obligations hereunder.

  In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Borrower or inadvertently received by the Bank (or any holder), then such excess sum shall be credited as payment of principal, unless the Borrower elects to have such excess sum refunded to the Borrower forthwith. It is the express intent hereof that the Borrower not pay and the Bank (or any holder) not receive, directly or indirectly, interest in excess of that which may be legally paid by the Borrower under applicable law.

  Borrower and Bank hereby waive any right to trial by jury on any claim, counterclaim, setoff, demand, action or cause of action (a) arising out of or in any way pertaining or relating to this Note, the Loan Agreement, any Loan Document, or any other instrument, document or agreement executed or delivered in connection with this Note or (b) in any way connected with or pertaining or related to or incidental to any dealings of the parties hereto with respect to this Note, the Loan Agreement, any Loan Agreement, or any other instrument, document or agreement executed or delivered in connection herewith or in connection with the transactions related thereto or contemplated thereby or the exercise of either party's rights and remedies thereunder, in all of the foregoing cases whether now existing or hereafter arising, and whether sounding in contract, tort or otherwise. Borrower and Bank agree that either or both of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive trial by jury, and that any dispute or controversy whatsoever between them shall instead be tried in a court of competent jurisdiction by a judge sitting without a jury.

  The Bank shall not by any act, delay, omission, or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid unless in writing and signed by the Bank. All rights and remedies of the Bank under the terms of this note and under applicable statutes or rules of law shall be cumulative and may be exercised successively or concurrently. The Borrower agrees that there are no defenses, equities or set offs in respect to the obligations set forth herein. The obligations of the Borrower hereunder shall be binding upon and enforceable against the Borrower's successors and assigns. The obligations of each person named as Borrower herein shall be joint and several obligations of all such persons. This note shall be governed by, and construed in accordance with, the laws of the State of Alabama. Any provision in this note which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof. Any notice required to be given shall be deemed given if mailed, postage prepaid, to the Borrower at 14538 Keswick Street, Van Nuys, California 91405.

  IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officer and its corporate seal affixed this 31ST day of DECEMBER, 1997.


                              OCAL, INC.
                              (a Delaware corporation)


                           By:  /s/Ilan Bender
                                ______________
                          Its: PRESIDENT AND CEO
                               _________________

Attest:


/s/Lida R. Frankel
__________________
Its: SECRETARY
__________________


                              OCCIDENTAL COATING COMPANY, INC.
                              (a California corporation)


                           By:  /s/Ilan Bender
                                ______________
                          Its: PRESIDENT AND CEO
                               _________________

Attest:


/s/Lida R. Frankel
__________________
Its: SECRETARY
__________________


                              OCAL, INCORPORATED
                              (an Alabama corporation)


                           By:  /s/Ilan Bender
                                ______________
                          Its: PRESIDENT AND CEO
                               _________________

Attest:


/s/Lida R. Frankel
__________________
Its: SECRETARY
__________________


                              OCAL DATA COMPANY
                              (a California corporation)


                           By:  /s/Ilan Bender
                                ______________
                          Its: PRESIDENT AND CEO
                               _________________

Attest:


/s/Lida R. Frankel
__________________
Its: SECRETARY
__________________


                              OCAL TRANSPORT COMPANY
                              (a California corporation)


                           By:  /s/Ilan Bender
                                ______________
                          Its: PRESIDENT AND CEO
                               _________________

Attest:


/s/Lida R. Frankel
__________________
Its: SECRETARY
__________________